UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  January 22, 2001
                Date of Report (Date of earliest event reported)


                     MID-AMERICA APARTMENT COMMUNITIES, INC.
               (Exact Name of Registrant as Specified in Charter)



        TENNESSEE                   1-12762                 62-1543819
        ---------                   -------                 ----------
(State of Incorporation)    (Commission File Number)    (I.R.S. Employer
                                                      Identification Number)




                          6584 POPLAR AVENUE, SUITE 340
                            MEMPHIS, TENNESSEE 38138
                    (Address of principal executive offices)



                                 (901) 682-6600
               Registrant's telephone number, including area code





             (Former name or address, if changed since last report)

Item 9.  Regulation FD.
----------------------

The following press release was announced on January 22, 2001:

Memphis, TN: January 22, 2001.  Mid-America  Apartment  Communities,  Inc. (MAA:
NYSE) today announced the taxable composition of its 2000 distributions paid to shareholders. The amount of distribution referred to as return of capital is considered by the Internal Revenue Service to be a return of invested capital and should be applied to reduce the shareholders' tax cost basis of the related shares. The composition presented is applicable to all dividend distributions during 2000.


Common Shares: Cusip: 59522J103
--------------- --------------- ------------- ------------- -----------------
                Cash            Ordinary      Long Term
Payment         Dividend        Taxable       Capital       Return of
Date            per Share       Dividend      Gain          Capital
--------------- --------------- ------------- ------------- -----------------

    1/31/00       $ 0.5800        56.65%        10.80%        32.55%
    4/28/00       $ 0.5800        56.65%        10.80%        32.55%
    7/31/00       $ 0.5800        56.65%        10.80%        32.55%
   10/31/00       $ 0.5800        56.65%        10.80%        32.55%
--------------- --------------- ------------- ------------- -----------------


Preferred Shares:
------------------------------ ------------ ----------- ------------ -----------
                               Cash         Ordinary    Long Term
                               Dividend     Taxable     Capital      Return of
                               per Share    Dividend    Gain         Capital
------------------------------ ------------ ----------- ------------ -----------

Series A (CUSIP# 59522J202)    $ 2.3750       93.67%        6.33%        0.00%
Series B (CUSIP# 59522J301)    $ 2.2188       93.67%        6.33%        0.00%
Series C (CUSIP# 59522J400)    $ 2.3438       93.67%        6.33%        0.00%
------------------------------ ------------ ----------- ------------ -----------

This release is based on the preliminary work the company has performed on its filings and is subject to correction or adjustment based on the completion of those filings. The company is releasing information at this time to aid those required to distribute 1099s on the company's dividends. No material change in the taxable composition is expected.


MAA is a self-administered, self-managed apartment-only real estate investment trust which owns or has ownership interest in 34,025 apartment units throughout the southeastern and midwest U.S. and in Texas, including 413 units in the development pipeline. For further details, please refer to our website at www.maac.net or contact Simon R. C. Wadsworth at (901) 682-6668, ext. 104. 6584 Poplar Ave., suite 340, Memphis, TN 38138.

Certain matters in this press release may constitute forward-looking statements within the meaning of Section 27-A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. Such statements include, but are not limited to, statements made about anticipated growth rate of revenues and expenses at Mid-America's properties, anticipated lease-up (and rental concessions) at development properties, costs remaining to complete development properties, planned disposition, disposition pricing, and planned acquisitions and developments. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including a downturn in general economic conditions or the capital markets, competitive factors including overbuilding or other supply/demand imbalances in some or all of our markets, construction delays that could cause new and add-on apartment units to reach the market later than anticipated, changes in interest rates and other items that are difficult to control such as insurance rates, increases in real estate taxes in many of our markets, as well as the other general risks inherent in the apartment and real estate businesses. Reference is hereby made to the filings of Mid-America Apartment Communities, Inc., with the Securities and Exchange Commission, including quarterly reports on Form 10-Q, reports on Form 8-K, and its annual report on Form 10-K, particularly including the risk factors contained in the latter filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         MID-AMERICA APARTMENT COMMUNITIES, INC.



Date:  Janaury 22, 2001                              /s/ Simon R.C. Wadsworth
      -----------------                        ---------------------------------
                                                   Simon R.C. Wadsworth
                                                   Executive Vice President
                                                   (Principal Financial and
                                                    Accounting Officer)